SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934.



                Date of Report (Date of Earliest event reported):
                                 March 12, 1998

                          PRIDE AUTOMOTIVE GROUP, INC.
             (Exact name of registrant as specified in its charter)


         Delaware                  0-24742                  13-3704059
         State of                  Commission File          IRS Employer
         Incorporation             Number.                  Identification No.


                Pride House, Watford Metro Centre, Tolpits Lane,
                     Watford Hertfordshire, England WD1 8SB

                     Address of principal executive offices

        Registrant's telephone number, including area code (800) 698-6590


                                      None
          (Former name or former address, if changed since last report)

Item 5.   Other Events

     On February 17, 1998 the Company received a letter from NASDAQ informing the Company that it did not comply with recently amended NASDAQ continued listing criteria which required the Company to have minimum net tangible assets of at least $2,000,000, two independent directors and an audit committee, a majority of which are independent directors. The Company was granted until February 23, 1998 to comply with such requirements.

     On February 12, 1998, the Board of Directors of AC Automotive Group, Inc. authorized the issuance of 6,130,000 shares of its common stock to Erwood Holdings, Inc., a company affiliated with Alan Lubinsky, the President, Chief Executive Officer and a Director of the Company and AC Automotive Group, Inc., for aggregate consideration of $6,130. The disclosure in the COmpany's report on Form 10-KSB for the year ended November 30, 1997 contained an error wherein it indicated Erwood Holdoings, Inc. acquired 6,633,000 of common stock for aggregate considferation of $6,633. In addition, on such date AC Automotive Group, Inc. authorized the issuance of 176,520, 176,520 and 88,260 shares of its common stock to Beth- Anne Kinsley, Victor and Marion Durchhalter and Bridget Staff, respectively, for consideration of $177, $177 and $89, respectively. Beth-Anne Kinsley, Victor and Marion Durchhalter and Bridget Staff were all prior shareholders of AC Automotive Group, Inc. and are all associated persons of Mason Hill & Co., Inc., the broker/dealer which effected the initial public offering of the Company's securities and the subsequent private offering of the Company's securities, the proceeds from which (the private offering) were utilized by the Company to complete the AC asset acquisition.

     The foregoing issuance of shares reduced the ownership of AC Automotive Group, Inc. by the Company to under 50%. Accordingly, future financial statements of the Company will be issued on an unconsolidated basis. Footnote 18 to the Company's Financial Statements has been prepared to show the effect of the share issuance described herein.

     On February 25, 1998 Ivan Averbuch resigned as a Director of the Company and on the same date the board of directors elected Ian Satill, to fill such vacancy.

     On February 25, 1998, the Board of Directors resolved to form an audit committee in order to comply with current Nasdaq corporate governance requirements. The Audit Committee is comprised of the three directors of the Company, two of whom (Ian Satill and Allan Edgar) are believed by the Board of Directors to be independent.

     Although the Company is of the belief that it is now in compliance with Nasdaq requirements for a continued listing of its securities on the Nasdaq SmallCap system, there can be no assurance that it is correct in such belief. The Company expects to receive a ruling from Nasdaq shortly on its listing compliance.


Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits.

          (b) Pro Forma Financial Statements of the Company reflecting the issuance of shares of AC Automotive Group, Inc. referenced in Item 5.

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized on the 12th of March 1998.



                                         PRIDE AUTOMOTIVE GROUP, INC.



                                    By:  /s/ Alan Lubinsky
                                         Alan Lubinsky, President

                  PRIDE AUTOMOTIVE GROUP, INC. AND SUBSIDIARIES
                       PROFORMA CONSOLIDATED BALANCE SHEET
                             AS AT JANUARY 31, 1998

                                    -ASSETS-



                                                                  January 31,           proforma          January 31,
                                                                      1998            adjustments             1998
                                                                   (with AC)         dr          cr       (without AC)

ASSETS:
 Cash and cash equivalents                                      $        14,969                      838         14,131
 Accounts Receivable                                                  2,397,831    1,963,338                  4,361,169
 Inventories                                                          1,260,304                1,120,644        139,660
 Property, revenue producing vehicles and eq - net                   28,874,734                3,322,445     25,552,289
 Intangible assets-net                                                8,984,508                   15,011      8,969,497
 Investment                                                                   0    1,800,000                  1,800,000

TOTAL ASSETS                                                    $    41,532,346                              40,836,746
                                                                 ==============                          ==============

                      -LIABILITIES AND SHAREHOLDERS EQUITY-

LIABILITIES:
 Bank Line of credit                                            $     7,360,878    1,687,512                  5,673,366
 Accounts payable                                                     2,329,946      784,624                  1,545,322
 Accrued liabilities and expenses                                       812,088      142,206                    669,882
 Bank debt                                                              690,567                                 690,567
 Obligations under hire purchase contracts                           18,894,779                              18,894,779
Acquisition debt payable                                              4,198,500    2,512,500                  1,686,000
 Other liabilities                                                      485,408      357,569                    127,839
                                                                 --------------

TOTAL LIABILITIES                                                    34,772,166                              29,287,755
                                                                 --------------                          --------------

COMMITMENTS AND CONTINGENCIES

SHAREHOLDERS EQUITY
 Preferred stock,  $.01 par value,  2,000,000  shares  authorised none issued or outstanding Common stock, $0.001 par value, 10,000,000 shares authorised
 2,822,500 shares issued and outstanding                                  2,823                                   2,823
 Additional paid-in capital                                          13,582,795                   539,370    14,122,165
 Retained Earnings (deficit)                                         -6,520,802                 4,275,631    (2,245,171)
Deferred Financing Costs                                               -129,667                                (129,667)
 Foreign Currency Translation                                          -174,969        26,190                  (201,159)

                                                                 --------------                          --------------
TOTAL SHAREHOLDERS EQUITY                                       $     6,760,180                              11,548,991
                                                                 --------------                          --------------

TOTAL LIABILITIES AND SHAREHOLDERS EQUITY                       $    41,532,346                              40,836,746
                                                                 --------------                          --------------

                  Pride Automotive Group Inc. and Subsidiaries
                        Proforma Statement of Operations
                    For the two months ended January 31, 1998




                                                    Two Months           proforma           Two Months
                                                  Ended Jan 31,         adjustments        Ended Jan 31,
                                                       1998            dr          cr          1998
                                                 ---------------------------------------- ---------------
REVENUE
      Contract hire income                              1,584,580                               1,584,580
      Sale of vehicles                                    882,758      278,256                    604,502
      Fleet management and other income                   287,090        32,187                   254,903

                                                        2,754,429                               2,443,986
                                                $
                                                 ----------------                         ---------------

EXPENSES
      Cost of Sales                                     1,267,622                 210,449       1,057,173
      General and Admin Exp                               811,786                 454,462         357,324
      Depreciation                                        755,510                  70,963         684,547
      Amortisation of Goodwill
        and other Intangible assets                       105,368                                 105,368
      Interest Expense and Other                          476,958                  87,410         389,548

                                                        3,417,244                               2,593,960
                                                 ----------------                         ---------------

NET INCOME/(LOSS)                                        (662,815)     512,841                   (149,974)

      Retained deficit brought forward                 (5,857,987)                             (2,095,197)

                                                 ----------------                         ---------------

RETAINED EARNINGS CARRIED FORWARD                      (6,520,802)                         $   (2,245,171)
                                                $
                                                 ================                         ===============


                  PRIDE AUTOMOTIVE GROUP, INC. AND SUBSIDIARIES
                       PROFORMA CONSOLIDATED BALANCE SHEET
                             AS AT NOVEMBER 30, 1997

                                    -ASSETS-



                                                                         November 30,           proforma           November 30,
                                                                             1997              adjustments             1997
                                                                           (with AC)         dr           cr       (without AC)

ASSETS:
 Cash and cash equivalents                                             $         77,354                       838         76,516
 Accounts Receivable                                                          2,002,365     2,197,670                  4,200,035
 Inventories                                                                  1,248,360                 1,115,991        132,369
 Property, revenue producing vehicles and eq - net                           27,882,350                 3,392,704     24,489,646
 Intangible assets-net                                                        9,090,156                    15,291      9,074,865
 Investment                                                                           0     1,800,000                  1,800,000

TOTAL ASSETS                                                           $     40,300,585                               39,773,431
                                                                        ===============                           ==============

                      -LIABILITIES AND SHAREHOLDERS EQUITY-

LIABILITIES:
 Bank Line of credit                                                   $      6,976,699     1,679,012                  5,297,687
 Accounts payable                                                             1,758,769       520,508                  1,238,261
 Accrued liabilities and expenses                                               865,972         82,180                   783,792
 Bank debt                                                                      695,782                                  695,782
 Obligations under hire purchase contracts                                   18,341,778                               18,341,778
Acquisition debt payable                                                      4,198,500     2,512,500                  1,686,000
 Other liabilities                                                               52,707                 -                 52,707
                                                                        ---------------

TOTAL LIABILITIES                                                            32,890,207                               28,096,007
                                                                        ---------------                           --------------

COMMITMENTS AND CONTINGENCIES

SHAREHOLDERS EQUITY
 Preferred stock,  $.01 par value,  2,000,000  shares  authorised none issued or outstanding Common stock, $0.001 par value, 10,000,000 shares authorised
 2,822,500 shares issued and outstanding                                          2,823                                    2,823
 Additional paid-in capital                                                  13,582,795                   539,370     14,122,165
 Retained Earnings (deficit)                                                 (5,857,987)                3,762,790     (2,095,197)
Deferred Financing Costs                                                       (141,500)                                (141,500)
 Foreign Currency Translation                                                  (175,753)        35,114                  (210,867)

                                                                        ---------------                           --------------
TOTAL SHAREHOLDERS EQUITY                                              $      7,410,378                               11,677,424
                                                                        ---------------                           --------------

TOTAL LIABILITIES AND SHAREHOLDERS EQUITY                              $     40,300,585                               39,773,431
                                                                        ---------------                           --------------


                  Pride Automotive Group Inc. and Subsidiaries
                        Proforma Statement of Operations
                      For the year ended November 30, 1997




                                                     Year ended            proforma           Year ended
                                                      Nov 30,            adjustments           Nov 30,
                                                        1997            dr          cr           1997
                                                  ---------------------------------------------------------
REVENUE
      Contract hire income                               8,410,366                                8,410,366
      Sale of vehicles                                   7,090,028      327,705                   6,762,323
      Fleet management and other income                  1,958,882                  162,766       2,121,648

                                                        17,459,276                               17,294,337
                                                 $
                                                  ----------------                         ----------------

EXPENSES
      Cost of Sales                                     10,336,361                  448,721       9,887,640
      General and Admin Exp                              3,540,129                1,693,436       1,846,693
      Depreciation                                       3,946,635                  399,828       3,546,807
      Amortisation of Goodwill
        and other Intangible assets                        632,207                      1,489       630,718
      Research & Development                               982,581                  982,581               0
      Interest Expense and Other                         2,209,150                  462,036       1,747,114
      Loss on sale of Assets                               753,933                  299,082         454,851

                                                        22,400,996                               18,113,823
                                                  ----------------                         ----------------
      INCOME/(LOSS) BEFORE
      MINORITY INTEREST                                 (4,941,720)                                (819,486)

      Minority Interest                                    486,320      486,320                           0


                                                  ----------------                         ----------------
NET INCOME/(LOSS)                                       (4,455,400)                                (819,486)

      Retained deficit brought forward                  (1,402,587)      54,376     181,252      (1,275,711)

                                                  ----------------                         ----------------

RETAINED EARNINGS CARRIED FORWARD                       (5,857,987)                         $    (2,095,197)
                                                 $
                                                  ================                         ================

